[LETTERHEAD OF TOBACK CPA'S, P.C.]

February 4, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

Pursuant to Rule 17a-5(f)(f4), we are responding to the notice of Armored Storage Income Investors 2 dated February 2, 2000 pertaining to their changing independent accountants as of and for the fiscal year ended December 31, 1999.

We have read the notice dated February 2, 2000 sent by Armored Storage Income Investors 2 to the Commission and we agree with the information contained in paragraph 1, 2 and 4 therein.

Very truly yours,

/s/ Toback CPA's, P.C.

Tobak CPA's, P.C.